Exhibit 10.11B
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FIRST AMENDMENT TO TECHNOLOGY SERVICES AGREEMENT

THIS FIRST AMENDMENT TO TECHNOLOGY SERVICES AGREEMENT (this “Amendment”) is made and entered into as of November 17, 2014, but to be effective as of January 1, 2014 (the “Effective Date”), between CSIdentity Corporation (d/b/a CSID), a Delaware corporation (the “CSID”), and LifeLock, Inc., a Delaware corporation (“LifeLock”).
RECITALS:

A.	CSID and LifeLock are parties to that certain Technology Services Agreement, dated January 16, 2014 (the “Agreement”).

B.	CSID and LifeLock have agreed to amend the Agreement to address certain custom rates for Discount Customers (as defined below) and to make certain clarifying changes to the Agreement.

C.	Capitalized terms used herein and not otherwise defined shall have the meaning given those terms in the Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby specifically acknowledged, the parties hereto agree as follows:

1.	Amendment to Section 3(c). The parties acknowledge that the following language is added as a new paragraph to Section 3 of the Agreement:
[****]

2.
Amendments to Exhibit B. The parties acknowledge and agree that (a) the “Custom Rate” references on Exhibit B shall refer to “[****]” and (b) the Tier 1 Pricing [****] for Address Change Alerts and Reports Service under the [****] Pricing column is changed from “[****] Customer/Month” to “[****] Customer/Month.”

3.
Amendment to Exhibit C for Non-Dependent API Calls. Under the “Response Times for Service Degradations” subsection for Service Level Credits, the Non-Dependent API Calls response time performance calculation paragraph is deleted in its entirety and replaced with the following: “The response time performance calculation shall be calculated by dividing the number of Non-Dependent API Calls related transactions that were processed in less than or equal to [****] during the subject month by the total number of Non-Dependent API Calls related transactions processed within the month.”

4.
Amendment to Exhibit C for Dependent API Calls. Under the “Response Times for Service Degradations” subsection for Service Level Credits, the lead in paragraph regarding Dependent API Calls and the list of Dependent API Calls are deleted in their entirety and replaced with the following:

The following external, dependent to CSID API Calls listed below (the “Dependent API Calls”) are excluded from the above [****] response time SLA calculation. The Dependent API Calls shall be completed in less than or equal to [****]; provided, however, that the [****] SLA requirement will govern the Dependent API Calls until [****], at which time such SLA requirement shall automatically decrease to [****] (beginning [****]) unless LifeLock agrees to extend the [****] test based on CSID’s good faith efforts with its data supplier to improve the response times for the Dependent API Calls. The Dependent API Calls response time performance calculation shall be calculated by dividing the number of Dependent API Calls related transactions that were processed in less than or equal to [****] (or [****], as the case may be) during the subject month by the total number of Dependent API Calls related transactions processed within the subject month. Service Level credits for the Dependent API Calls will be computed using the same SLA credits and percentages as the Non-Dependent API Calls noted above. The parties agree that the following are the Dependent API Calls:

•	GetAlerts

•	GetQuestionsFromReport

•	GetTransriskScore (Equifax)

•	GetTransriskScore (Experian)

•	GetTransriskScore (TransUnion)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

•	IsUserSubscribed (Equifax)

•	IsUserSubscribed (Experian)

•	IsUserSubscribed (TransUnion)

•	Pull3BureauCreditReport

•	PullTransRiskScore

•	Subscribe (Equifax)

•	Subscribe (Experian)

•	Subscribe (TransUnion)

•	UnsubscribeRequest (Equifax)

•	UnsubscribeRequest (Experian)

•	UnsubscribeRequest (TransUnion)

•	VerifyChallengeAnswer

5.	Miscellaneous.

(a)
Except as herein modified and amended, all the terms and conditions of the Agreement shall remain in full force and effect, and the execution of this Amendment shall in no event be deemed to constitute a waiver of any right or claim of any of the parties hereto under, or by virtue of, the Agreement. This Amendment and the Agreement constitute the final, complete and exclusive agreement between the parties relating to the subject matter hereof, and supersede all prior or contemporaneous discussions, proposals, negotiations, understandings, representations, warranties, promises and other communications, whether oral or written, between the parties relating to the subject matter and all past courses of dealing or industry customs. In the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Agreement, the specific terms and conditions set forth in the Amendment shall govern.

(b)
This Amendment and all disputes related hereto, whether in contract or tort, in law or in equity, or otherwise, shall be governed by the laws of the State of Arizona without regard to principles of conflicts or choice of law which direct the application of the laws of a different state.

(c)
Neither this Amendment nor the Agreement can be amended or otherwise modified, except as agreed to in writing by each of the parties hereto. This Amendment may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. A signed electronic copy of this Amendment may serve as an original.

EXECUTED as of the date first above written, to be effective as of the Effective Date.

CSID:

CSIDENTITY CORPORATION,
a Delaware corporation

By: /s/ John Menchaca
Print Name: John Menchaca
Title: SVP
Date: 11/19/14

LIFELOCK:

LIFELOCK, INC.,
a Delaware corporation

By: /s/ Steven M. Seoane
Print Name: Steven M. Seoane
Title: CPO
Date: